Supplement dated March 11, 2010

to the Prospectuses and Statements of Additional Information

(A, B, C, F, P, R2, and R3, as applicable)

LORD ABBETT AFFILIATED FUND	LORD ABBETT MID CAP VALUE FUND

LORD ABBETT BLEND TRUST	LORD ABBETT RESEARCH FUND
Lord Abbett Small Cap Blend Fund	Lord Abbett Capital Structure Fund
(formerly America’s Value Fund)
LORD ABBETT BOND DEBENTURE FUND	Lord Abbett Classic Stock Fund
(formerly Large Cap Core Fund)
LORD ABBETT DEVELOPING GROWTH	Lord Abbett Growth Opportunities Fund
FUND	Lord Abbett Small Cap Value Fund

LORD ABBETT GLOBAL FUND	LORD ABBETT SECURITIES TRUST
Lord Abbett Developing Local Markets Fund	Lord Abbett Alpha Strategy Fund
Lord Abbett Global Allocation Fund	Lord Abbett Fundamental Equity Fund
(formerly All Value Fund)
LORD ABBETT INVESTMENT TRUST	Lord Abbett International Core Equity Fund
Lord Abbett Convertible Fund	Lord Abbett International Dividend Income Fund
Lord Abbett Core Fixed Income Fund	Lord Abbett International Opportunities Fund
Lord Abbett Floating Rate Fund	Lord Abbett Large Cap Value Fund
Lord Abbett High Yield Fund	Lord Abbett Micro Cap Growth Fund
Lord Abbett Income Fund	Lord Abbett Micro Cap Value Fund
Lord Abbett Short Duration Income Fund	Lord Abbett Value Opportunities Fund
Lord Abbett Total Return Fund
Lord Abbett Strategic Allocation Funds	LORD ABBETT STOCK APPRECIATION
- Balanced Strategy Fund	FUND (formerly Large Cap Growth Fund)
- Diversified Equity Strategy Fund
- Growth & Income Strategy Fund
- Diversified Income Strategy Fund

The following amends certain information, as described below, in each of the above-referenced Funds’ Prospectus and Statement of Additional Information (except Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund):

Effective April 1, 2010, the Lord Abbett Funds will not accept purchases of Class C shares (i) of $500,000 or more, or (ii) in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction.

With respect to qualified retirement plans, the Funds will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Please contact Lord Abbett Distributor LLC with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

Effective April 1, 2010, Class R3 shares are available through certain employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Funds or Lord Abbett Distributor to make Class R3 shares available to plan participants.

The following amends certain information, as described below, in the above-referenced Fund’s Prospectus and Statement of Additional Information:

Effective April 1, 2010, if you have direct account privileges with the Fund, the Fund will require a guaranteed signature by an eligible guarantor on requests for redemption requests that exceed $100,000 (formerly $50,000). Accordingly, redemption requests may be submitted by telephone or online without a signature guarantee for redemptions up to $100,000.

Please retain this document for your future reference.

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